Exhibit 99.1

EXELON AND CONSTELLATION

SHAREHOLDERS APPROVE MERGER

CHICAGO AND BALTIMORE (November 17, 2011) – Exelon Corporation (NYSE:EXC) and Constellation Energy (NYSE:CEG) today announced that the shareholders of both companies approved their shareholder proposals for their merger at today’s special meetings.

Approval of the merger proposals required the affirmative vote of a majority of the votes cast by EXC’s shareholders and a majority of CEG’s outstanding shares entitled to vote. Approximately 71 percent of the outstanding shares of common stock of EXC as of the record date were voted at the special meeting. Of the shares that were voted, approximately 97 percent were voted in favor of the merger. Approximately 78 percent of the outstanding shares of common stock of CEG as of the record date were voted at the special meeting. Of those shares that were voted, approximately 87 percent were voted in favor of the merger.

Exelon President and COO Christopher M. Crane said, “As we have said from the beginning, this merger creates great value for our customers and shareholders. We will bring together the number one competitive energy provider with one of the industry’s cleanest and lowest-cost power generation fleets. It also will bring three outstanding utility businesses in BGE, ComEd and PECO. These companies and their customers will benefit from the sharing of best practices to continually improve service to customers. Our integration teams have been working diligently to prepare for the combination of our two companies, and I’m confident that we will be able to hit the ground running once we close the transaction.”

Constellation Chairman, President and CEO Mayo A. Shattuck III said, “We are pleased that shareholders of both companies have demonstrated support for this compelling combination. Today’s votes are an important milestone as we look to begin driving innovation and value for customers and shareholders. This merger will combine Exelon’s abundant clean energy supply and Constellation’s leading customer-facing sales and marketing platform, representing a unique and exciting opportunity for the communities we serve. It also promises to deliver significant benefits to BGE customers, the City of Baltimore and the State of Maryland.”

Under the merger agreement, Constellation’s shareholders will receive 0.930 shares of Exelon common stock in exchange for each share of Constellation common stock. Following completion of the merger, Exelon shareholders will own approximately 78 percent of the combined company and Constellation shareholders approximately 22 percent on a fully diluted basis.

Pending receipt of all required regulatory approvals, the companies expect to close the transaction in early 2012.

About Exelon

Exelon Corporation is one of the nation’s largest electric utilities with more than $18 billion in annual revenues. The company has one of the industry’s largest portfolios of electricity generation capacity, with a nationwide reach and strong positions in the Midwest and Mid-Atlantic. Exelon distributes electricity to approximately 5.4 million customers in northern Illinois and southeastern Pennsylvania and natural gas to approximately 490,000 customers in the Philadelphia area. Exelon is headquartered in Chicago and trades on the NYSE under the ticker EXC.

About Constellation Energy

Constellation Energy is a leading competitive supplier of power, natural gas and energy products and services for homes and businesses across the continental United States. It owns a diversified fleet of generating units, totaling approximately 12,000 megawatts of generating capacity, and is a leading advocate for clean, environmentally sustainable energy sources, such as solar power and nuclear energy.

The company delivers electricity and natural gas through the Baltimore Gas and Electric Company (BGE), its regulated utility in Central Maryland. A FORTUNE 500 company headquartered in Baltimore, Constellation Energy had revenues of $14.3 billion in 2010. Learn more online: www.constellation.com.

For the latest information about the Exelon-Constellation merger, visit the merger website: www.exelonconstellationmerger.com.

Cautionary Statements Regarding Forward-Looking Information

Except for the historical information contained herein, certain of the matters discussed in this communication constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding benefits of the proposed merger of Exelon Corporation (Exelon) and Constellation Energy Group, Inc. (Constellation), integration plans and expected synergies, the expected timing of completion of the transaction, anticipated future financial and operating performance and results, including estimates for growth. These statements are based on the current expectations of management of Exelon and Constellation, as applicable. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication regarding the proposed merger. For example, (1) the companies may be unable to obtain shareholder approvals required for the merger; (2) the companies may be unable to obtain regulatory approvals required for the merger, or required regulatory approvals may delay the merger or result in the imposition of conditions that could have a material adverse effect on the combined company or cause the companies to abandon the merger; (3) conditions to the closing of the merger may not be satisfied; (4) an unsolicited offer of another company to acquire assets or capital stock of Exelon or Constellation could interfere with the merger; (5) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (6) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (7) the merger may involve unexpected costs, unexpected liabilities or unexpected delays, or the effects of purchase accounting may be different from the companies’ expectations; (8) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (9) the businesses of the companies may suffer as a result of uncertainty surrounding the merger; (10) the companies may not realize the values expected to be obtained for properties expected or required to be divested; (11) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and (12) the companies may be adversely affected by other economic, business, and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of Exelon, Constellation or the combined company. Discussions of some of these other important factors and assumptions are contained in Exelon’s and Constellation’s respective filings with the Securities and Exchange Commission (SEC), and available at the SEC’s website at www.sec.gov, including: (1) Exelon’s 2010 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2) Exelon’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2011 in (a) Part II, Other Information, ITEM 1A. Risk Factors, (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 13; (3) Constellation’s 2010 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 12; and (4) Constellation’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2011 in (a) Part II, Other Information, ITEM 1A. Risk Factors and ITEM 5. Other Information, (b) Part I, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Notes to Consolidated Financial Statements, Commitments and Contingencies. These risks, as well as other risks associated with the proposed merger, are more fully discussed in the definitive joint proxy statement/prospectus included in the Registration Statement on Form S-4 that Exelon filed with the SEC and that the SEC declared effective on October 11, 2011 in connection with the proposed merger. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Neither Exelon nor Constellation undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this communication.

Additional Information and Where to Find it

In connection with the proposed merger between Exelon and Constellation, Exelon filed with the SEC a Registration Statement on Form S-4 that included the definitive joint proxy statement/prospectus. The Registration Statement was declared effective by the SEC on October 11, 2011. Exelon and Constellation mailed the definitive joint proxy statement/prospectus to their respective security holders on or about October 12, 2011. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION about Exelon, Constellation and the proposed merger. Investors and security holders may obtain copies of all documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, a copy of the definitive joint proxy statement/prospectus may be obtained free of charge from Exelon Corporation, Investor Relations, 10 South Dearborn Street, P.O. Box 805398, Chicago, Illinois 60680-5398, or from Constellation Energy Group, Inc., Investor Relations, 100 Constellation Way, Suite 600C, Baltimore, MD 21202.

# # #

Contact:

Media Contacts:	Exelon Paul Elsberg 312-394-7417	Constellation Lawrence McDonnell 410-470-7433

Investor Contacts:	Exelon Stacie Frank 312-394-3094	Constellation Sandra Brummitt 410-470-6440